UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ELITE EXPRESS HOLDING INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 23046 Avenida De La Carlota, Suite 600

Laguna Hills, CA, 92653

DEFINITIVE PROXY STATEMENT

ELITE EXPRESS HOLDING INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Elite Express Holding Inc. (the “Company”), which will be held virtually on September 2, 2026, at 7:30 p.m. Eastern Time at http://www.virtualshareholdermeeting.com/ETS2026, for the following purposes:

1.	To re-elect Huan Liu, Yidan Chen, Huaqin He, Jianing Lu and Huanhuan Tian as director nominees to serve on the board of directors of the Company (the “Board”) until the Company’s next annual meeting of stockholders or until their successors are duly elected or appointed;

2.	To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2026;

3.	To approve the Elite Express Holding Inc. 2026 Stock Incentive Plan (the “2026 Incentive Plan”); and

4.	To approve, if necessary, the adjournment or postponement of the Annual Meeting, to continue to solicit votes if quorum is not met, or additional votes are required for any proposals.

Our board of directors has fixed the close of business on July 10, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or at any adjournment, postponement, or continuation thereof. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for any purpose relevant to the annual meeting for at least 10 days prior to the date of the meeting.

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the Annual Meeting, submit your questions, and vote during the live webcast of the meeting by visiting http://www.virtualshareholdermeeting.com/ETS2026 shortly prior to the start of the meeting.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rules that allow us to furnish proxy materials, including this notice, and the proxy statement (including an electronic proxy card for the meeting) for the annual meeting via the Internet. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting.

Laguna Hills, California

Dated: July 10, 2026

By Order of the Board of Directors

/s/ Yidan Chen
Yidan Chen
Chief Executive Officer

Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy as soon as possible by telephone, via the Internet or by mail. Please follow the instructions provided in the Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form that you receive. If you request printed copies of the proxy materials and wish to vote by mail, please complete, sign and date the proxy card included with those materials and return it in the envelope provided. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the voting instructions provided by your broker, bank or other nominee.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 2, 2026

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

How to Vote Your Shares

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING VIRTUALLY. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, PROXY CARD, OR VOTING INSTRUCTION FORM THAT YOU RECEIVE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE ELECTRONICALLY DURING THE MEETING EVEN IF HE OR SHE HAS PREVIOUSLY SUBMITTED A PROXY.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on September 2, 2026 — The Proxy Statement and the 2025 Annual Report to Stockholders Are Available at https://ir.eliteexpressholding.com/.

Notice of Internet Availability of Proxy Materials: We have elected to use the “notice and access” rules adopted by the SEC, which allow us to provide stockholders access to our proxy materials over the Internet. Accordingly, we will send a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders instead of a full printed set of proxy materials. The Notice includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Our use of the “notice and access” rules and your choice to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

If not attending the meeting virtually and voting electronically during the meeting, stockholders of record, or “registered stockholders,” can vote by proxy in the following three ways:

By Telephone:	You may vote by calling 1-800-690-6903.

By Internet:	You may vote at www.proxyvote.com

By Mail:	If you request printed copies of the proxy materials, you may vote by completing and returning the proxy card included with those materials.

If your shares are held beneficially in “street” name through a nominee such as a financial institution, brokerage firm, or other holder of record, your vote is controlled by that institution, firm or holder. Your vote by proxy may also be cast by telephone or via the Internet, as well as by mail, if your financial institution or brokerage firm offers such voting alternatives. Please follow the specific instructions provided by your nominee on your voting instruction card.

Please note that if your shares are held beneficially through a bank, broker or other nominee and you wish to vote electronically during the virtual Annual Meeting, you must obtain a proxy issued in your name from the record holder.

ELITE EXPRESS HOLDING INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 2, 2026

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of our Company for our 2026 Annual Meeting of stockholders, which will take place on September 2, 2026. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement. This proxy statement and accompanying proxy card (or voting instruction card) are being sent on or about July 10, 2026 to all stockholders entitled to vote at the Annual Meeting.

Q:	When and where will the Annual Meeting be held?

A:	The Annual Meeting will be held virtually on September 2, 2026 at 7:30 p.m. ET.

Q:	How do I attend the Annual Meeting?

A:	Only stockholders of record on the record date of July 10, 2026 (the “Record Date”) are entitled to notice of, and to attend virtually or vote at, the Annual Meeting. If you plan to attend the meeting virtually, please follow the link at http://www.virtualshareholdermeeting.com/ETS2026, and present the following:

●	Photo identification.

●	Acceptable proof of ownership if your shares are held in “street name.”

Street name means your shares are held of record by brokers, banks, or other institutions. See below for additional information.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our Class A common stock or Class B common stock (together, the “Common Stock”) on the Record Date or (b) an account statement showing that you beneficially owned shares of our Common Stock on the Record Date. If your shares are held in street name, you may attend the meeting virtually with proof of ownership, but you may not vote your shares electronically during the Annual Meeting unless you have obtained a “legal proxy”  or other evidence from your broker giving you the right to vote your shares at the Annual Meeting.

Q:	What information is contained in this proxy statement?

A:	This proxy statement contains information regarding our corporate governance practices, our Board, our named executive officers, the compensation of our named executive officers, the proposals to be voted on at the Annual Meeting and certain other required information.

Q:	How may I obtain the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2025?

A:	Our Annual Report on Form 10-K for the fiscal year ended November 30, 2025 (the “Annual Report”) is available over the Internet together with this Proxy Statement. Please visit https://ir.eliteexpressholding.com/. You may also request a printed or electronic copy of the Annual Report by following the instructions in the Notice of Internet Availability of Proxy Materials.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are: 1. To re-elect Huan Liu, Yidan Chen, Huaqin He, Jianing Lu and Huanhuan Tian as director nominees to serve on the board of directors of the Company (the “Board”) until the Company’s next annual meeting of stockholders or until their successors are duly elected or appointed; 2. To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2026; 3. To approve the 2026 Incentive Plan; and 4. To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

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Q:	What are the voting requirements to approve the proposals?

A:	The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present in person virtually or represented by proxy at the Annual Meeting and entitled to vote on the matter is required and sufficient to adopt or approve each of the voting proposals in this proxy statement, if a quorum is present.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote your shares “FOR” the re-election of the nominees; “FOR” the ratification of the appointment of Audit Alliance LLP as our independent registered public accounting firm; and “FOR” the approval of the 2026 Incentive Plan.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Q:	What shares may I vote?

A:	Holders of our Class A common stock and Class B common stock vote together as a single class on all matters to be voted upon at the Annual Meeting. Each share of our Class A common stock issued and outstanding as of the close of business on the Record Date is entitled to one vote, and each share of our Class B common stock issued and outstanding as of the close of business on the Record Date is entitled to 15 votes, on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. We had 44,550,005 shares of Class A common stock and 4,166,667 shares of Class B common stock issued and outstanding as of July 10, 2026.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:	A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between a stockholder of record and a beneficial owner.

Stockholder of Record

If on July 10, 2026  your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Annual Meeting and Proxy Statement are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply follow the voting instructions provided to ensure that your vote is counted. You are also invited to attend the Annual Meeting virtually. However, since you are not the shareholder of record, you may not vote your shares electronically during the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares of Common Stock held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Annual Meeting virtually. However, you may not vote your shares electronically during the Annual Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Annual Meeting.

Q:	Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:	You are entitled to attend the Annual Meeting virtually only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection electronically during the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of Common Stock as of the Record Date or the voting instruction card provided by your broker. The Annual Meeting will begin promptly at 7:30 p.m. ET. You should log in to the virtual meeting platform using the control number provided on your proxy card or voting instruction form.

Q:	May I vote my shares electronically during the virtual Annual Meeting?

A:	If you were a stockholder of record on the Record Date, you may vote your shares electronically during the virtual Annual Meeting or through a proxy. If you decide to vote your shares electronically during the meeting, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares electronically during the Annual Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker.

Stockholders of record may submit proxies by telephone or via the Internet by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card that they receive. If you request printed copies of the proxy materials, you may also vote by completing, signing, dating, and mailing the proxy card included with those materials. Stockholders who hold shares beneficially in street name should follow the voting instructions provided by their broker, bank, or other nominee.

Q:	Who will count the votes?

A:	Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board.

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Q:	What is the effect of not voting?

A:	If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this proxy statement.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

A broker is entitled to vote shares held for a beneficial owner on routine matters. The ratification of the appointment of Audit Alliance LLP as our independent registered public accounting firm in Proposal Two is a routine matter; and, accordingly, a broker is entitled to vote shares held for a beneficial owner on this proposal without instructions from such beneficial owner. On the other hand, absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. We believe that the rest of the proposals in the Annual Meeting are non-routine matters; and, accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Accordingly, if beneficial owners desire to have their shares voted by a broker in a certain manner, they should give instructions to their brokers as to how to vote their shares.

Broker non-votes count for purposes of determining whether a quorum is present.

Q:	How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions	Effect of Broker Non-Votes
Proposal One: Re-Election of Directors	The affirmative vote of a majority in voting power of the shares of Common Stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, assuming a quorum is present.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority in voting power of the shares of Common Stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal, assuming a quorum is present.	Abstentions will have the effect of a vote against the proposal.	We do not expect to receive broker non-votes on this proposal.

Proposal Three: Approval of the 2026 Incentive Plan	The affirmative vote of a majority in voting power of the shares of Common Stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal, assuming a quorum is present.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote by voting again or by attending the virtual Annual Meeting and voting electronically. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Company, or you vote electronically during the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker in order to vote at the Annual Meeting.

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Q:	How many votes are required to hold the Annual Meeting?

A:	The presence, in person virtually or by proxy, of any number of stockholders together holding at least one-third (1/3) of the shares of our Common Stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed with the SEC not more than four business days following the Annual Meeting.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains or incorporates by reference “forward-looking statements” and “forward-looking information” under applicable securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions with respect to future operations, corporate governance, executive compensation, the 2026 Incentive Plan, and other matters described in this Proxy Statement. You can identify many of these statements by words such as “believes,” “expects,” “anticipates,” “estimates,” “continues,” “may,” “intends,” “plans,” or similar expressions in this Proxy Statement or in the documents incorporated by reference. Any forward-looking statements in this Proxy Statement reflect only expectations that are current as of the date of this Proxy Statement or the date of any document incorporated by reference herein, as the case may be, are not guarantees of performance, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our ability to control. Further, these forward-looking statements are based on assumptions with respect to business strategies and decisions that are subject to change. Actual results or performance may differ materially from those expressed or implied by our forward-looking statements. Except as may be required by applicable securities laws, we disclaim any obligation or undertaking to disseminate any updates or revisions to our forward-looking statements to reflect changes in our expectations or any change in events, conditions, or circumstances on which any such statements are based.

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PROPOSAL ONE

RE-ELECTION OF DIRECTORS

The following table provides information regarding each nominee to our Board: You are asked to vote for the re-election of the following director nominees to serve as members of the Board. The nominees have consented to serve, if elected, until the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal.

Name	Age	Position(s)
Yidan Chen	53	Chief Executive Officer, President, and Director
Huan Liu	44	Director and Chairman of the Board of Directors
Huanhuan Tian	41	Independent Director
Huaqin He	57	Independent Director
Jianing Lu	43	Independent Director

Nominee Information

Yidan Chen currently serves as our Chief Executive Officer, President, and Director. Ms. Chen was appointed Chief Executive Officer, President, and Director effective January 7, 2025, succeeding Shenrui Yin. She also served as Interim Chief Financial Officer from December 15, 2025, succeeding Robert Cook, until June 8, 2026, when Ye Hua was appointed Chief Financial Officer. Ms. Chen has over 25 years of experience in investment management and executive leadership, dedicated to exploring and expanding business opportunities between China and the United States. As the founder and manager of SYC Properties LLC, since January 2019, Ms. Chen has been responsible for the management of overall business operations, including strategy development, financial oversight, and operational execution. From January 2019 to September 2022, Ms. Chen served as an assistant to the president at Princeton LL Actuarial Consulting LLC, where she was responsible for providing strategic support to the President in business operations, client relations, and project management, coordinating cross-functional teams, and analyzing operational data to identify opportunities for efficiency improvements. From October 2010 to January 2019, Ms. Chen served as the chairman of the board at Beijing Langchen Architectural Decoration Engineering Co. Ltd., and was responsible for managing an architectural decoration firm, spearheading construction projects, and building and maintaining long-term client relationships. From August 1997 to October 2010, Ms. Chen served as the vice general manager at Beijing Mason Investment Co., Ltd., and was responsible for directing strategic investment initiatives, overseeing financial planning and operational management for high-value projects, supervising employees, and establishing strong partnerships with stakeholders. Ms. Chen received her bachelor’s degree in Horticulture from Southwest Agricultural University in 1993. We believe Ms. Chen has the requisite qualifications to serve as our Director because of her vast experience in managing companies and her unique vision in seeking investment opportunities.

Huan Liu currently serves as our Director and Chairman of the Board of Directors. Mr. Liu has served in this capacity since June 2024. As the founder and CEO of Cheetah Net, Mr. Liu is responsible for the management of day-to-day operations and high-level strategizing and business planning, as well as implementing proposed plans and evaluating the success of the company in achieving its objectives since 2016. From 2014 to 2015, as the founder and chief executive officer at Xinyongjia LLC., he was responsible for developing the business intelligence tool for tracking and managing business spending reports. From 2012 to 2013, Mr. Liu served as the senior investment manager at Beijing Wanze Investment Management Co. Ltd. and was responsible for leading the asset team with accountability for business planning, valuation and optimizing net operating income to drive investment returns, developing investment strategies and managing end-to-end investment process, and evaluating and implementing initiatives to drive investment performance. Mr. Liu received his master’s degree in Finance from the International Business School at Brandeis University in 2012, and his bachelor’s degree in Finance and Law from Harbin Engineering University in 2005. We believe Mr. Liu has the requisite qualifications to serve as our Director because he has extensive experience in business development, investor relations, and corporate administration, including management of internal controls.

Jianing Lu currently serves as our Independent Director. Mr. Lu was appointed to the Board effective November 24, 2025. Mr. Lu has served as a senior legal specialist at Yizanpu (Beijing) Technology Co., Ltd since March 2015 and he earned a Bachelor of Laws from Jilin University in 2005 and a Master of Laws in Economic Law from China University of Political Science and Law in 2009. The Company believes Mr. Lu is qualified to serve as the Company’s director because he has years of corporate legal experience across governance, compliance, and board support; he offers expertise in legal due diligence, financing transactions, and intellectual property that is expected to strengthen risk-assessment capabilities; and he has experience in dispute resolution and internal compliance processes that will support the Company’s governance and operational development.

Huanhuan Tian currently serves as our Independent Director. Ms. Tian was appointed to the Board effective December 2, 2025. Ms. Tian has served as the chief financial officer at Beijing Weibanyinqi Management Consulting Co., Ltd. since 2015 where she has provided corporate financial management and consulting services. Ms. Tian earned a Bachelor’s degree in auditing from Shanghai University of Finance and Economics in 2006 and a Master of Business Administration from Central University of Finance and Economics in 2015. The Company believes Ms. Tian is qualified to serve as the Company’s director due to her years of experience in financial management, auditing, IPO preparation, and corporate compliance.

Huaqin He currently serves as our Independent Director. Mr. He was appointed to the Board effective October 28, 2025. Mr. He has worked as a professor at the College of Life Sciences of Fujian Agriculture and Forestry University since November 2007 where he has fulfilled professorial duties including teaching and mentorship, and engaged in international academic collaboration as a visiting scholar. He received his Ph.D. in Agronomy from Fujian Agriculture and Forestry University in 2004. The Company believes Mr. He is qualified to serve as the Company’s director due to his expertise in data analytics and systematic research, which can support the Company’s development in digital logistics, operational optimization, and technology-driven decision-making.

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THE BOARD RECOMMENDS A VOTE “FOR” the RE-election of THE DIRECTOR NOMINEES

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company.

Independence of the Board of Directors

As required under the listing standards of The Nasdaq Stock Market, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Company’s Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of The Nasdaq Stock Market, as are in effect from time to time.

We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The Nasdaq Stock Market, considered whether any director has a material relationship with us that could interfere with his or her ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, we determined that Huanhuan Tian, Huaqin He and Jianing Lu were “independent directors” as defined under the rules of The Nasdaq Stock Market.

Committees of the Board of Directors

The Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The members of each committee qualify as “independent” under the rules and regulations of the SEC and The Nasdaq Stock Market.

Audit Committee

The current members of our audit committee are Jianing Lu, Huaqin He, and Huanhuan Tian. Huanhuan Tian is the chairperson of our audit committee, each of whom we believe satisfies the independence requirements of the SEC. We believe Huanhuan Tian is qualified as an audit committee financial expert under the regulations of the SEC by reason of her work experience. Our audit committee assists our Board in its oversight of:

●	The integrity of our financial statements;

●	Our independent registered public accounting firm’s qualifications and independence; and

●	The performance of our independent auditors.

The Audit Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at https://ir.eliteexpressholding.com/.

Compensation Committee

The current members of our compensation committee are Jianing Lu, Huaqin He, and Huanhuan Tian. Huaqin He is the chairperson of our compensation committee. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the Company’s executive officers and other managerial employees, including the determination, in its discretion, of the amount of annual bonuses, if any, for our executive officers and other professionals. The Compensation Committee advises and consults with our senior executives as may be requested regarding managerial personnel policies.

The Compensation Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at https://ir.eliteexpressholding.com/.

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Nominating and Corporate Governance Committee

The current members of our nominating committee are Jianing Lu, Huaqin He, and Huanhuan Tian. Jianing Lu is the chairperson of our nominating and corporate governance committee. The Nominating and Corporate Governance Committee is comprised of entirely “independent” directors within the meaning of Nasdaq Rule 5605(b)(1). The Nominating and Corporate Governance Committee has the responsibility relating to assisting the Board in, among other things, (i) identifying and screening individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, (ii) recommending to the Board the approval of nominees for director, (iii) developing and recommending to our board of directors a set of corporate governance guidelines, and (iv) overseeing the evaluation of our board of director.

The Nominating and Corporate Governance Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at https://ir.eliteexpressholding.com/.

Director Independence

Our Board has determined that each of Huanhuan Tian, Huaqin He, and Jianing Lu is an “independent director” as defined by the applicable SEC rules and Nasdaq Listing Rules.

Meetings of the Board of Directors

The Board held two meetings during the fiscal year ended November 30, 2025 and acted eight times by unanimous written consent.

The Audit Committee of the Board held one meeting and did not act by unanimous written consent during the fiscal year ended November 30, 2025.

The Nominating and Corporate Governance Committee of the Board did not hold any meetings or act by unanimous written consent during the fiscal year ended November 30, 2025.

The Compensation Committee of the Board did not hold any meetings or act by unanimous written consent during the fiscal year ended November 30, 2025.

We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board’s Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest of director nominees. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Stockholder Communications with the Board

The Company’s corporate governance policies set forth a process by which stockholders and other interested third parties can send communications to the non-management members of the Board. When stockholders or other interested third parties have concerns, they may make them known to the non-management directors by communication to: ir@eliteexpressholding.com. All such correspondence is provided to the independent directors at, or prior to, the next regular Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors, employees, consultants and advisors. The Code of Business Conduct and Ethics is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at https://ir.eliteexpressholding.com/. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Insider Trading Policies and Procedures

The Company has adopted an Insider Trading Compliance Manual and Insider Trading Policy, which are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable Nasdaq listing standards. The policy applies to transactions in the Company’s securities by directors, officers, employees, consultants, advisors, 5% or greater stockholders and other covered persons, as well as members of their immediate families and households, and prohibits trading while in possession of material non-public information, tipping and the unauthorized disclosure of material non-public information. The policy also provides for trading windows, pre-clearance procedures and procedures relating to Rule 10b5-1 trading arrangements.

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EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal year ended November 30, 2025, the dollar value of all cash and noncash compensation earned by or paid by the Company to the named executive officers of the Company, which consists of all individuals who served as the Company’s principal executive officer or principal financial officer at any time during the fiscal year, and our other most highly compensated executive officers who were serving as executive officers at fiscal year-end. The compensation amounts shown reflect actual compensation earned during the periods in which each individual served in his or her respective capacity and are not annualized for partial-year service.

Summary Compensation Table

						Non-Equity	Non-Qualified
Name						Incentive	Deferred
and				Stock	Option	Plan	Compensation	All Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Totals
Position	Year	($)	($)	($)	($)	($)	($)	($)(2)	($)
Yidan Chen, Chief Executive Officer, President, and Director	2025	52,846	—	—	—	—	—	—	52,846
Shenrui Yin, Former Chief Executive Officer and Director(1)	2025	0	—	—	—	—	—	—	0
Robert Cook, Chief Financial Officer(2)	2025	37,500	—	—	—	—	—	—	37,500
Huan Liu, Chairman of the Board and Director	2025	28,056	—	—	—	—	—	—	28,056
Huaqin He, Director	2025	1,028	—	—	—	—	—	—	1,028
Francis A. Braun III, Director(3)	2025	10,000	—	—	—	—	—	—	10,000
Jianing Lu, Director	2025	194	—	—	—	—	—	—	194
Adam Eilenberg, Director(4)	2025	10,000	—	—	—	—	—	—	10,000
Huanhuan Tian, Director	2025	0	—	—	—	—	—	—	0
Ninoslav Vasic, Director(5)	2025	5,667	—	—	—	—	—	—	5,667

(1)	Shenrui Yin served as the Company’s Chief Executive Officer and Director from December 1, 2024 until his resignation effective January 7, 2025. Mr. Yin received no compensation during his brief period of service in fiscal year 2025. Yidan Chen was appointed Chief Executive Officer, President, and Director effective January 7, 2025 and continues to serve in those capacities. The compensation shown for Ms. Chen reflects amounts earned from January 7, 2025 through November 30, 2025.

(2)	Robert Cook served as the Company’s Chief Financial Officer from November 1, 2024, until his resignation, effective December 15, 2025. The compensation shown for Mr. Cook reflects amounts earned during the fiscal year ended November 30, 2025 only and does not include any amounts earned in December 2025 or any separation payments. Yidan Chen was appointed Interim Chief Financial Officer effective December 15, 2025, and served in that capacity until her successor, Ye Hua, was appointed in June 2026. Ms. Chen’s compensation in her capacity as CEO is shown separately; she received no additional compensation for serving as Interim CFO.

(3)	Francis A. Braun III served as an independent director from December 1, 2024 until his resignation effective October 28, 2025. The compensation shown reflects amounts earned during his period of service. Huaqin He was appointed as an independent director effective October 28, 2025 to fill the vacancy. Mr. He’s compensation is shown separately.

(4)	Adam Eilenberg served as an independent director from December 1, 2024 until his resignation effective November 24, 2025. The compensation shown reflects amounts earned during his period of service. Jianing Lu was appointed as an independent director effective November 24, 2025 to fill the vacancy. Mr. Lu's compensation is shown separately.

(5)	Ninoslav Vasic served as an independent director from December 1, 2024 until his resignation effective December 1, 2025. The compensation shown reflects amounts earned during his period of service through November 30, 2025. Huanhuan Tian was appointed as an independent director effective December 2, 2025 to fill the vacancy. Because Ms. Tian was appointed after the fiscal year end, she received no compensation during fiscal year 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership, within the meaning of Rule 13d-3 under the Exchange Act, of our Class A common stock and Class B common stock as of July 10, 2026, for:

●	each of our directors and named executive officers; and

●	each person known to us to own beneficially more than 5% of our common stock.

Beneficial ownership includes voting or investment power with respect to the securities. Except as indicated below, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all common stock shown as beneficially owned by them. Percentage of beneficial ownership of each listed person is based on 44,550,005 shares of Class A common stock and 4,166,667 shares of Class B common stock outstanding as of the Record Date.

Information with respect to beneficial ownership has been furnished by each director, named executive officer, or beneficial owner of 5% or more of our Class A or Class B common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to the securities. In computing the number of shares of common stock beneficially owned by persons listed below and the percentage ownership of such persons, shares of common stock underlying options, warrants, or convertible securities held by each such person that are exercisable or convertible within 60 days of the Record Date are outstanding, but are not outstanding for computing the percentage ownership of any other person.

	Class A		Class B
	Common Stock		Common Stock
	Beneficially		Beneficially
	Owned		Owned		Voting Power
	Number	%	Number	%	%
Directors and Executive Officers(1):
Yidan Chen	—	—%	1,666,667	40.00%	23.35%
Huan Liu	—	—%	2,500,000	60.00%	35.03%
Huaqin He	—	—	—	—	—
Huanhuan Tian	—	—	—	—	—
Jianing Lu	—	—	—	—	—
Ye Hua	—	—	—	—	—

All directors and executive officers as a group (six individuals):	—	—%	4,166,667	100%	58.38%

5% Stockholders:
Houde Enterprise Limited(2)	4,200,000	9.43%	—	—	3.92%
Jitutai Enterprise Limited(3)	4,100,000	9.20%	—	—	3.83%
Herui Enterprise Limited(4)	4,000,000	8.98%	—	—	3.74%
Tongyu Enterprise Limited(5)	4,000,000	8.98%	—	—	3.74%
Yuhe Enterprise Limited(6)	4,000,000	8.98%	—	—	3.74%
Zhonghe Enterprise Limited(7)	4,000,000	8.98%	—	—	3.74%
Yongce Enterprise Limited(8)	3,900,000	8.75%	—	—	3.64%
Fengrui Enterprise Limited(9)	3,800,000	8.53%	—	—	3.55%

(1)	Unless otherwise indicated, the business address of each of the individuals is, 23046 Avenida De La Carlota, Suite 600, Laguna Hills CA 92653, the United States.

(2)	The number of shares of Class A common stock beneficially owned represents 4,200,000 shares of Class A common stock held by Houde Enterprise Limited, which is 100% owned by Huang Shunming. The registered address of Houde Enterprise Limited is No. 45-1, Majia Group, Tianfu Village, Zhoushang Township, Zhangshu City, China.

(3)	The number of shares of Class A common stock beneficially owned represents 4,100,000 shares of Class A common stock held by Jitutai Enterprise Limited, which is 100% owned by Hongxia Xu. The registered address of Jitutai Enterprise Limited is No. 103 Chitucheng, Qiaoliu Village, Honglai Town, Nan'an City, China.

(4)	The number of shares of Class A common stock beneficially owned represents 4,000,000 shares of Class A common stock held by Herui Enterprise Limited, which is 100% owned by Xiurun Huang. The registered address of Herui Enterprise Limited is No. 39 Shangyan Village, Guanqiao Town, Anxi County, Fujian Province, China.

(5)	The number of shares of Class A common stock beneficially owned represents 4,000,000 shares of Class A common stock held by Tongyu Enterprise Limited, which is 100% owned by Jianlin Liu. The registered address of Tongyu Enterprise Limited is No. 705 Yuanchang, Yinhe New City, Weixin Village Committee, Luodong Town, Nan'an City, China.

(6)	The number of shares of Class A common stock beneficially owned represents 4,000,000 shares of Class A common stock held by Yuhe Enterprise Limited, which is 100% owned by Jianlin Liu. The registered address of Yuhe Enterprise Limited is No. 13 Houshan, Jiangfang Village, Ansha Town, Yong'an City, China.

(7)	The number of shares of Class A common stock beneficially owned represents 4,000,000 shares of Class A common stock held by Zhonghe Enterprise Limited, which is 100% owned by Siwen Dai. The registered address of Zhonghe Enterprise Limited is No. 30, Group 6, Baijia Village, Xijiashan Town, Jiang'an, Sichuan Province, China.

(8)	The number of shares of Class A common stock beneficially owned represents 3,900,000 shares of Class A common stock held by Yongce Enterprise Limited, which is 100% owned by Zhaoyan Liu. The registered address of Yongce Enterprise Limited is No. 23 Caopumei, Dingcheng Village Committee, Meishan Town, Nan'an City, China.

(9)	The number of shares of Class A common stock beneficially owned represents 3,800,000 shares of Class A common stock held by Fengrui Enterprise Limited, which is 100% owned by Dongdong Fang. The registered address of Fengrui Enterprise Limited is No. 13 Xiakeshang, Lingke Village, Heshi Town, Luojiang District, Quanzhou City, China.

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We are not aware of any arrangement that may, at a subsequent date, result in a change of control of our Company.

Material Transactions with Related Parties

The relationship and the nature of related party transactions are summarized as follows:

Name of related parties	Relationship with the Company
Raymond June	Former President and former stockholder of JAR
Huan Liu	Chairman of the Board of Directors
Centurion Tech Holdings Limited	Stockholder
Eternal Blessing Holdings Limited	Stockholder
Grand Bright International Holdings Limited	Stockholder

Review and Approval of Related Person Transactions

The Audit Committee is responsible for reviewing and approving or ratifying related person transactions required to be disclosed under Item 404(a) of Regulation S-K. In reviewing any such transaction, the Audit Committee considers all relevant facts and circumstances, including the related person’s relationship to the Company and interest in the transaction, the material terms of the transaction, the amount involved, whether the transaction is on terms comparable to those that could be obtained in an arm’s-length transaction with an unrelated third party, and whether the transaction is in the best interests of the Company and its stockholders. Any related person transaction required to be disclosed under Item 404(a) of Regulation S-K must be approved or ratified by the Audit Committee.

Due to Related Parties

Amount due to a related party represents funds borrowed from the Company’s Chairman of the Board of Directors, Mr. Huan Liu, to support investing activities, specifically for ETS’s acquisition of JAR. These payables are unsecured, non-interest bearing, and due on demand. During the period from October 26, 2024 through November 30, 2024 (Successor), the Company borrowed an aggregate of $100,088 from Mr. Huan Liu, either directly or through his third-party business contacts on behalf of Mr. Huan Liu. During this period, the Company made repayments to Mr. Huan Liu in the amount of $71,050. Subsequently, on December 2, 2024, the Company received an additional $120,000 from Mr. Huan Liu again through his third-party business contacts on behalf of Mr. Huan Liu, which was fully repaid as of the date of hereof. On February 3, 2025, the Company made an additional $5,000 repayment to Mr. Huan Liu. As a result of these transactions, the balance due to Mr. Huan Liu was $24,038. On September 4, 2025, the Company repaid $24,038 to Mr. Huan Liu, in full settlement of the outstanding borrowing. As a result, the balance of such borrowing was reduced to $0 as of the date hereof.

During the period from October 26, 2024 to November 30, 2024, the Company received capital contribution of $589,000 from two stockholders, which included $300,000 from one shareholder Grand Bright International Holdings Limited and $289,000 from Mr. Huan Liu with fund received from his third-party business contacts on behalf of Mr. Huan Liu. During the six months ended May 31, 2025, the Company received capital contributions of $480,000 from two stockholders, which included $430,000 from one shareholder, Grand Bright International Holdings Ltd. And $50,000 from Mr. Huan Liu through its third-party business contacts on his behalf.

On June 17, 2025, the Company received a capital contribution of $100,000 from one shareholder, Apex Management Limited.

Stockholder Loan for Litigation Settlement

On November 20, 2023, JAR entered into a secured loan agreement with Mr. Raymond June, a stockholder of JAR for a principal amount of $166,847, with an annual interest rate of 7.0%. The loan is secured by JAR’s plant and equipment and accounts receivable, and required 60 monthly payments of $3,303.77, beginning December 20, 2023. The loan was used to fund the settlement of a class-action lawsuit (see Note 13- Commitments and Contingencies to our consolidated financial statements included elsewhere in this Report).

During the six months ended May 31, 2024 (Predecessor), JAR made loan repayments of $136,561, including principal and interest of $119,890 and $16,671, respectively.

On November 22, 2024, the Company and JAR entered into a second amended stock purchase agreement, establishing October 25, 2024, as the effective acquisition date. In accordance with the agreement, previous JAR’s owner fully repaid the remaining balance of the stockholder loan prior to the closing of the transaction in November 2024. As a result, no balances remained outstanding as of November 30, 2024.

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Business Loan Guarantees

Between August 2020 and January 2022 (Predecessor period), JAR entered into multiple secured term loan agreements with three financial institutions to finance vehicle acquisitions. These included six separate term loans from 1st Source Bank, six from Ford Motor Credit Company, and four from Community Wide Federal Credit Union. The aggregate principal amount of these borrowings was approximately $845,588. Mr. Raymond June, the former president and stockholder of JAR, personally provided unlimited guarantees in connection with eleven of the above loans at the time of origination, with an aggregate principal amount of $544,394.

In connection with the acquisition of JAR by the Company on October 25, 2024, the outstanding balances of these loans were fully repaid at carrying value by JAR’s former stockholders, and the personal guarantees provided by Mr. June were released prior to the closing of the transaction.

Director Independence

Our Board has determined that each of Huanhuan Tian, Huaqin He and Jianing Lu is an “independent director” as defined by the applicable SEC rules and Nasdaq Listing Rules.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, or written representations that no other reports were required, and to the best of our knowledge, all executive officers, directors and greater than 10% stockholders have filed Forms 3 with the SEC, not necessarily in a timely manner.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2025, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the Audit Committee deems appropriate, including the Company’s independent registered public accounting firm’s accountability to the Board and the Audit Committee. The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the financial statements. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company, including the matters in the written disclosures and the letter regarding its independence as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee also considered whether the provision of any non-audit services was compatible with maintaining the independent registered public accounting firm’s independence.

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The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audits and received from them written disclosures and letter regarding their independence. The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee held one meeting and did not act by unanimous written consent during the fiscal year ended November 30, 2025.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2025 for filing with the SEC. The Audit Committee retained Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ended November 30, 2025.

Audit Committee:

Jianing Lu, Huaqin He, and Huanhuan Tian

PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2026. Representatives of Audit Alliance LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Audit Alliance LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board, on behalf of the Audit Committee, is submitting the selection of Audit Alliance LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Change in Independent Registered Public Accounting Firm

On November 25, 2025, the board of directors of the Company approved, and the audit committee of the Board later approved, the dismissal of Golden Eagle CPAs LLC (“Golden Eagle”) and the engagement of Audit Alliance LLP (“Audit Alliance”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2026, effective November 30, 2025.

Golden Eagle was the Company’s independent registered public accounting firm from October 15, 2024 to November 30, 2025. Golden Eagle’s reports on the consolidated financial statements of Elite Express Holding, Inc. included in the Company’s filings, specifically, the consolidated balance sheet of Elite Express Holding, Inc. as of November 30, 2024 (Successor Company) and the balance sheet of JAR Transportation Inc. as of November 30, 2023 (Predecessor Company), and the related consolidated statements of operations, changes in stockholders’ equity (deficit), and cash flows for the period from October 26, 2024, to November 30, 2024 (Successor Company), for the period from December 1, 2023, to October 25, 2024 (Predecessor Company), and for the year ended November 30, 2023 (Predecessor Company), did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period through November 30, 2025, there were no disagreements with Golden Eagle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Golden Eagle’s satisfaction, would have caused Golden Eagle to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such periods. Furthermore, during the Company’s two most recent fiscal years and the subsequent interim period through November 30, 2025, there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K, other than the material weaknesses reported by management in the Risk Factors section of the Company’s registration statement on Form S-1 (File No. 333-286965), as amended, and in the Company’s 2025 Annual Report.

13

The Company has provided Golden Eagle with a copy of the above disclosure and requested that Golden Eagle furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Golden Eagle’s letter dated December 4, 2025 was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on December 4, 2025.

During the Company’s two most recent fiscal years and through November 30, 2025, neither the Company nor anyone on its behalf consulted Audit Alliance with respect to any matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Principal Accountant Fees

The following table presents fees for professional services provided by our independent registered public accounting firm for the fiscal years ended November 30, 2025 and 2024, respectively:

The following table shows the fees billed aggregate to the Company for the periods shown:

	Fiscal Year	Fiscal Year
	2025	2024

Audit Fees (1)	$220,000	$260,000
Audit-Related Fees (2)	14,800	—
Tax Fees (3)	53,540	—
All Other Fees (4)	25,000	—
Total Fees	$313,340	$260,000

(1)	Audit Fees. Audit services include work performed for the audit of our financial statements and the review of financial statements included in our quarterly reports, as well as work that is normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

(2)	Audit-related services. Audit-related services are for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not covered above under “audit services.”

(3)	Tax services. Tax services include all services performed by the independent registered public accounting firm’s tax personnel for tax compliance, tax advice and tax planning.

(4)	All other Fees. All other fees are those services and/or travel expenses not described in the other categories. The SEC requires that before our independent registered public accounting firm is engaged by us to render any auditing or permitted non-audit related service, the engagement be either: (i) approved by our audit committee or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee, provided that the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and overseeing their work. All audit services to be provided to us and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent auditors must be approved in advance by our audit committee.

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THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL THREE – APPROVAL OF THE 2026 INCENTIVE PLAN

Background

The Board adopted the Elite Express Holding Inc. 2026 Stock Incentive Plan (the “2026 Incentive Plan”) on July 10, 2026 subject to approval by the stockholders of the Company. The Board believes that the 2026 Incentive Plan will advance the long-term success of the Company by incentivizing those key employees, officers, advisors and members of the Board who are not employees for adding value to the organization.

The 2026 Incentive Plan is administered by the Compensation Committee of the Board. The 2026 Incentive Plan provides the Compensation Committee with flexibility to design compensatory awards that are responsive to the Company’s needs. Subject to the terms of the 2026 Incentive Plan, the Compensation Committee has the discretion to determine the terms of each award. The Compensation Committee may delegate to one or more officers of the Company the authority to grant awards to participants who are not directors, executive officers or other persons subject to Section 16 of the Exchange Act.

Awards under the 2026 Incentive Plan may be in the form of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, and other cash- or stock-based awards. All of the securities issuable under the 2026 Incentive Plan relate ultimately to the Company’s Common Stock.

2026 Incentive Plan

Any employee of, non-employee director of, or consultant to the Company or its affiliates or subsidiaries, who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company may all be selected by the Compensation Committee to receive awards under the 2026 Incentive Plan. The benefits or amounts that may be received by or allocated to participants under the 2026 Incentive Plan will be determined at the discretion of the Compensation Committee and are not presently determinable.

The maximum number of shares as to which awards may be granted under the 2026 Incentive Plan shall not exceed 6,000,000 shares of the Company’s Class A common stock and 2,000,000 shares of the Company’s Class B common stock. In addition, the number of shares of Common Stock available for issuance under the 2026 Incentive Plan will automatically increase on the first trading day in January of each calendar year during the term of the plan, beginning in January 2027, by an amount equal to 15% of the total number of shares of Common Stock outstanding as of the last trading day in the immediately preceding calendar year, or such fewer number of shares as the Board may determine prior to the effective date of any such annual increase. No such automatic increase may permit the Company to issue shares in an amount that would cause the number of shares of Common Stock issued and outstanding to exceed the number of shares authorized for issuance by the Company's Certificate of Incorporation.

Options may be either incentive stock options or nonqualified stock options, provided that only employees may be granted incentive stock options. All options must be evidenced by an award agreement approved by the Compensation Committee. The Compensation Committee shall determine the number of shares subject to the option, the per share exercise price under the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to certain restrictions enumerated in the 2026 Incentive Plan, attached as Appendix A hereto.

An award of shares involves the immediate transfer from the Company to a participant of ownership of a specific number of common stock in return for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the discretion of the Compensation Committee. The transfer may be made without additional consideration from the participant. The Compensation Committee shall determine the number of shares to be awarded. If the share award is being earned upon the satisfaction of performance goals pursuant to an award agreement, then the Compensation Committee shall: (a) determine the nature, length and starting date of any performance period for each share award; (b) select from among any performance factors to be used to measure the performance, if any; and (c) determine the number of shares that may be awarded. The Compensation Committee may also specify performance objectives that must be achieved for any restrictions on the shares to lapse.

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Except as provided below, no award under the 2026 Incentive Plan may be transferred by a participant other than by will or the laws of descent and distribution, and options and stock appreciation rights may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, the guardian or legal representative acting on behalf of the participant. The Compensation Committee may expressly provide in an award agreement (other than an incentive stock option) that the participant may transfer the award to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Compensation Committee may approve. Notwithstanding the foregoing, any shares awarded (subject to any vesting requirements in a given grant) may be transferred in accordance with applicable law.

Termination

The Board may amend, suspend or terminate the 2026 Incentive Plan at any time. If not sooner terminated by the Board, the 2026 Incentive Plan will terminate on the tenth anniversary of its effective date.

The 2026 Incentive Plan may be amended by the Board, but without further approval by the stockholders of the Company, the Board shall not amend the 2026 Incentive Plan in any manner that requires shareholder approval under the Internal Revenue Code of 1986, as amended. The Board may condition any amendment on the approval of the stockholders if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

Tax Consequences

The following is a summary of certain of the federal income tax consequences of certain transactions under the 2026 Incentive Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares, any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss), depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

A recipient of plan stock grants generally will be subject to tax at ordinary income rates on the fair market value of the plan stock grant (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of the Internal Revenue Code of 1986, as amended. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the plan stock grant will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the plan stock grant (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Code Section 83(b) election has not been made, any dividends received with respect to plan stock grants that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

This summary is not a complete description of all provisions of the 2026 Incentive Plan. A copy of the 2026 Incentive Plan is attached hereto as Appendix A. This summary does not address the tax consequences of any awards granted under the plan other than stock options and restricted stock.

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THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2026 INCENTIVE PLAN AS DESCRIBED IN THIS PROPOSAL THREE.

ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by our Secretary at our principal executive offices no later than March 12, 2027, which is 120 calendar days before the anniversary of the date on which this proxy statement was first released to stockholders in connection with the 2026 Annual Meeting, and must comply with the procedures and requirements set forth in Rule 14a-8.

Stockholder proposals and nominations may not be brought before the 2027 Annual Meeting outside the processes of Rule 14a-8 unless, among other things, the stockholder’s submission contains the information concerning the proposal or the nominee, as the case may be, and the other information specified in the Company’s Bylaws, and the submission is delivered to the Secretary at the principal executive offices of the Company in a timely manner. Under the Company’s Bylaws, to be timely, a stockholder’s notice must be received by the Secretary not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting is scheduled for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be received not later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Because the 2026 Annual Meeting is scheduled to be held on September 2, 2026, the first anniversary of the 2026 Annual Meeting is September 2, 2027. Accordingly, to be timely, a stockholder’s notice of a proposal or nomination for the 2027 Annual Meeting must be received by the Secretary no earlier than the close of business on May 5, 2027 and no later than the close of business on June 4, 2027. For purposes of the foregoing, “public announcement” means disclosure in a press release reported by Dow Jones News Service, the Associated Press, or any other national news service, or in a document publicly filed or furnished by the Company with the SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. Proposals or nominations not meeting these requirements will not be entertained at the 2027 Annual Meeting.

Stockholders recommending candidates for consideration by the Board must provide the candidate’s name, biographical data, and qualifications. Any such recommendation should be accompanied by a written statement from the individual consenting to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Householding Information

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us or send your request in writing to us.

Copies of 2025 Annual Report

Our 2025 Annual Report to Stockholders is available over the Internet together with this Proxy Statement at https://ir.eliteexpressholding.com/. Stockholders may request a printed or electronic copy of the proxy materials by following the instructions in the Notice of Internet Availability of Proxy Materials. The information on our website is not incorporated by reference into this Proxy Statement.

Your vote is important. Please promptly vote your shares of our Common Stock by following the instructions in the Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form that you receive.

By Order of the Board of Directors

/s/ Yidan Chen
Yidan Chen
Chief Executive Officer
July 10, 2026

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Appendix A

2026 Incentive Plan

ELITE EXPRESS HOLDING INC.

2026 STOCK INCENTIVE PLAN

SECTION 1

PURPOSES AND EFFECTIVE DATE

This Stock Incentive Plan (the “Plan”) is established to

1)	promote the long-term interests of Elite Express Holding Inc., a Delaware corporation (the “Corporation”), and its stockholders by strengthening the ability of the Corporation to attract, motivate and retain employees, officers, and other persons who provide valuable services to the Corporation and its subsidiaries,

2)	encourage such persons to hold an equity interest in the Corporation, and

3)	enhance the mutuality of interest between such persons and stockholders in improving the value of the Corporation’s common stock.

This Plan will become effective upon its adoption by the Board and approval by the stockholders of the Corporation (the “Effective Date”). The Board may amend or restate the Plan in the future (the “Amended Plan”), subject to subsequent approval by the stockholders of the Corporation (the “Amended Plan Effective Date”). If the Amended Plan is approved by the Corporation’s stockholders, the Amended Plan shall become effective as of the Amended Plan Effective Date, and Awards granted prior to the Amended Plan Effective Date shall remain subject to the terms of the Plan, except as otherwise expressly provided in the Amended Plan or the applicable Award Agreement. If the Corporation’s stockholders do not approve the Amended Plan, the Amended Plan shall not become effective, and the Plan and Awards previously granted under the Plan shall continue in effect in accordance with their existing terms.

SECTION 2

DEFINITIONS

As used in the Plan, the following terms will have the respective meanings set forth below, and other capitalized terms used in the Plan will have the respective meanings given such capitalized terms in the Plan.

“Award” means any Option, Restricted Stock, Restricted Stock Unit, dividend equivalent or other award granted under the Plan.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.

“Board” means the Board of Directors of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended, and any reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

“Common Stock” means the Corporation’s Class A common stock and Class B common stock, or any other security into which the Class A common stock and Class B common stock shall be changed pursuant to the adjustment provisions of Section 12.

“Consultant” means any natural person who is engaged by the Corporation or any Subsidiary to render consulting or advisory services.

“Director” means a member of the Board who is not an Employee.

“Disability” means, unless otherwise provided in an Award Agreement, a Participant’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months; provided, that with respect to an Incentive Stock Option, “Disability” shall have the meaning set forth in Section 22(e)(3) of the Code, and with respect to any Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code, “Disability” shall be interpreted in a manner consistent with Section 409A of the Code.

“Employee” means an officer or other employee of the Corporation or a Subsidiary, including a member of the Board who is an employee of the Corporation or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

“Fair Market Value” of shares of Common Stock as of any date means, (a) if the shares of Common Stock are listed or admitted to trading on the Nasdaq Stock Market or other principal national securities exchange, the per share closing price of the Common Stock as reported on the Nasdaq Stock Market or other principal national securities exchange, as applicable, on that date, or if there were no reported prices on such date, on the last preceding date on which the prices were reported, or (b) if the shares of Common Stock are not quoted on the Nasdaq Stock Market or other principal national securities exchange, but the shares of Common Stock are reported on the over-the-counter market, the arithmetic mean of the high and low prices as reported in the over-the-counter market on that date, or if there were no reported prices on such date, on the last preceding date on which the prices were reported, and (c) if the shares of Common Stock are not quoted on the Nasdaq Stock Market or other principal national securities exchange, and are not reported on the over-the-counter market on that date, the Fair Market Value of the shares of Common Stock as determined by the Committee (defined below) in its good faith judgment, and in compliance with the requirements of Section 422 of the Code for Incentive Stock Options and Section 409A of the Code for Nonqualified Stock Options. The Fair Market Value of any property other than Common Stock shall be the market value of such property as determined by the Committee using such methods or procedures as it shall establish from time to time.

“Grant Date” means the date on which the granting of an Award is authorized by the Committee, or such other date as may be specified in such authorization.

“Option” means an option to purchase shares of Common Stock granted under Section 7, and includes both Incentive Stock Options and Nonqualified Stock Options.

“Participant” means an Eligible Person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 8, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

“Restricted Stock Unit” means an Award measured by shares of Common Stock that is granted under Section 8, the terms of which are subject to restrictions prescribed by the Committee.

“Retirement” means, unless otherwise provided in an Award Agreement, a Participant’s termination of employment or service (other than for cause) after attaining such age and/or completing such years of service as the Committee may specify in the applicable Award Agreement or in policies adopted by the Committee from time to time.

“Subsidiary” means any corporation, limited liability company, partnership, joint venture or similar entity in which the Corporation owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Awards” shall mean Awards granted under the Plan in assumption of, or in substitution or exchange for, outstanding awards previously granted by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.

SECTION 3

ADMINISTRATION

3.1            Administration of Plan.

(a)            The Plan shall be administered by the Compensation Committee of the Board (the “Committee”), which shall consist of two or more members of the Board, each of whom (i) is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) meets the independence requirements established by the Nasdaq Stock Market rules and any other regulations applicable to compensation committee members as in effect from time to time; provided, however, the Board shall have the right to exercise, in whole or in part, the authority of the Committee hereunder with respect to certain persons or classes of persons as Participants, in which case as to those persons and as to such authority taken or retained by the Board, references to the Committee herein shall refer to the Board.

(b)            Subject to applicable law, the Committee may delegate some or all of its power and authority hereunder to the Board or to the Chief Executive Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in the Plan of an officer, Director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer, Director or other person. All references in the Plan to the “Committee” shall be, as applicable, to the Committee or any other committee or individual to whom the Board or the Committee has delegated authority to administer the Plan.

3.2            Administration and Interpretation by Committee.

(a)            Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority and discretion, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or the Committee, to: (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Eligible Person under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of Award Agreements for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan, any Award Agreements and any other instrument or agreement entered into under the Plan; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate in its sole discretion for the proper administration of the Plan; (x) reconcile any inconsistency, correct any defect, and supply any omission in the Plan, or any Award or Award Agreement; (xi) make all factual and legal determinations under the Plan, Awards, and Award Agreements; (xii) add provisions to an Award or Award Agreement, or vary the provisions of an Award, to accommodate the laws of applicable foreign jurisdictions and provide Participants with favorable treatment under these laws; and (xiii) make any other determination and take any other action that the Committee deems necessary or desirable in its sole discretion for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding on all persons, including the Corporation, any Participant, any stockholder and any person eligible to receive an Award hereunder.

(b)            The Committee in its exclusive discretion may make non-uniform and selective determinations among Eligible Persons to receive Awards, regardless of whether such Eligible Persons have received or not yet received Awards before or are similarly situated as prior recipients of Awards. In furtherance of this Section 3.2(b) and not in limitation thereof, the Committee in its exclusive discretion may enter into non-uniform and selective Award Agreements. Other than pursuant to Section 12, the Committee shall not without the approval of the Corporation’s stockholders (i) lower the option price per share of Common Stock of an Option after it is granted, (ii) cancel an Option in exchange for cash or another Award (other than in connection with Substitute Awards), or (iii) take any other action with respect to an Option that would be treated as a repricing under U.S. generally applicable accounting standards.

3.3            Limitation of Liability. No member of the Board or Committee, and no officer or employee acting on behalf of the Board or Committee, will be personally liable for any act or omission in the Plan’s administration, other than an act or omission due to that person’s gross negligence or intentional misconduct. No member of the Board or Committee will be personally liable for any act or omission of any other member of the Board or Committee. Each member of the Board or Committee, and each officer and employee acting on behalf of the Board or Committee, may rely upon information or advice provided by the Corporation’s officers, accountants, actuaries, compensation consultants, and counsel. No member of the Board or Committee, and no officer or employee acting on behalf of the Board or Committee, will be personally liable for any act or omission taken in good faith reliance on the information or advice.

SECTION 4

STOCK SUBJECT TO PLAN

4.1            Available Shares. Subject to adjustment from time to time as provided in Section 12, the maximum aggregate number of shares of Common Stock available for issuance under the Plan shall be 6,000,000 shares of Class A common stock and 2,000,000 shares of Class B common stock. If an Award entitles the holder thereof to receive or purchase shares of Common Stock, the number of shares covered by such Award or to which such Award relates shall be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan on the Grant Date of such Award. If any shares of Common Stock subject to an Award are forfeited, expire or otherwise terminate without issuance of such shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such Award, such shares of Common Stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan; provided, however, shares of Common Stock subject to an Award under the Plan shall not again be made available for issuance under the Plan if such shares are surrendered to or withheld by the Corporation either (a) in payment of the Exercise Price of an Option, or (b) to satisfy any tax withholding obligation incident to the exercise, vesting or settlement of an Award.

4.2            Incentive Stock Options Shares. Subject to adjustment from time to time as provided in Section 12, the maximum aggregate number of shares of Common Stock available for issuance through Incentive Stock Options shall be 1,000,000 shares of Class A common stock.

4.3            Automatic Increases in Available Shares. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day in January each calendar year during the term of the Plan, beginning on the first trading day in January 2027, by an amount equal to 15% of the total number of shares of Common Stock outstanding, as measured as of the last trading day in the immediately preceding calendar year, or such fewer number of shares of Common Stock as may be determined by the Board prior to the effective date of any such annual increase, provided, that in no event shall any such automatic increase require or permit the Corporation to grant an Award that, upon granting, vesting, exercise, or other satisfaction of its terms, would result in the issuance of shares of Common Stock in an amount that would cause the number of shares of Common Stock of the Corporation issued and outstanding after such issuance to exceed the number of shares of Common Stock authorized for issuance by the Certificate of Incorporation of the Corporation.

4.4            Substitute Awards. The number of shares of Common Stock covered by a Substitute Award or to which a Substitute Award relates shall not be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan.

4.5            Source of Shares. Shares of Common Stock delivered by the Corporation or a Subsidiary, as applicable, in settlement of Awards (including Substitute Awards) may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Corporation, or a combination of the foregoing.

SECTION 5

ELIGIBILITY

An Award may be granted to any Employee, Consultant or Director whom the Committee from time to time selects, including prospective Employees conditioned on their becoming Employees (each, an “Eligible Person”). Notwithstanding the foregoing, an Award of Incentive Stock Options may only be granted to an Employee of the Corporation, or of a Subsidiary that is also a “subsidiary corporation” of the Corporation within the meaning of Section 424(f) of the Code.

SECTION 6

AWARDS

6.1            Grant of Awards. The Committee may from time to time grant Awards of Options, Restricted Stock, Restricted Stock Units or other Awards under the Plan to one or more Eligible Persons. The Committee shall have the authority, in its discretion, to determine the Eligible Persons to receive one or more Awards, the type or types of Awards to be granted under the Plan, and the terms of any Awards granted, consistent with the terms of the Plan. Such Awards may be granted either alone or in addition to any other type of Award. The provisions governing Awards need not be the same with respect to each Participant.

6.2            Award Agreement. Awards granted under the Plan shall be evidenced by an Award Agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and are not inconsistent with the Plan or applicable law. The provisions of the Award Agreement need not be the same with respect to each Participant.

SECTION 7

OPTIONS

7.1            Grant of Options. The Committee may grant Options. Subject to the provisions of the Plan, an Option shall vest and be fully exercisable as may be determined by the Committee in its discretion and provided in an applicable Award Agreement.

7.2            Option Type. An Option granted may be either of a type that complies with the requirements for “incentive stock options” in Section 422 of the Code (“Incentive Stock Option”) or of a type that does not comply with such requirements (“Nonqualified Stock Option”). The aggregate Fair Market Value (determined at the time that the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under the Plan and under any other option plan of the Corporation or a Subsidiary shall not exceed $100,000, and any Option granted in excess of this limitation shall be treated as a Nonqualified Stock Option.

7.3            Option Exercise Price. Except as otherwise permitted for Substitute Awards pursuant to Section 14.6, the exercise price (“Exercise Price”) per share of Common Stock for each Option granted under the Plan shall not be less than 100% of the Fair Market Value of such share of Common Stock, determined as of the Grant Date. In the case of an individual who on the Grant Date owns (or is deemed to own pursuant to Section 424(d) of the Code) more than 10% of the voting power of all classes of stock of the Corporation or any Subsidiary (a “Ten Percent Stockholder”), the Exercise Price per share of Common Stock for an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such share of Common Stock on the Grant Date.

7.4            Option Term. Options granted under the Plan shall vest and become exercisable in such manner and on such date or dates, and shall expire after such period, not to exceed 10 years, each as determined by the Committee and set forth in the applicable Award Agreement; provided, however, the term of an Incentive Stock Option granted to a Ten Percent (10%) Stockholder may not exceed five (5) years.

7.5            Exercise of Option. To the extent an Option has vested and becomes exercisable, the Option may be exercised by the Participant in whole or in part from time to time by delivery to the Corporation or its designee of a written or electronic notice of exercise, in accordance with the terms of the applicable Award Agreement and any procedures established by the Committee for such exercise, accompanied by payment of the Exercise Price as described in Section 7.6, and payment of any taxes required to be withheld as described in Section 10. An Option may be exercised only for whole shares. The Committee may exclude one or more methods for exercising an Option in countries outside the United States.

7.6            Payment of Exercise Price. The aggregate Exercise Price payable upon the exercise of an Option shall be payable: (a) in cash, check or wire transfer; (b) to the extent permitted by the Committee, by tendering (either actually or by attestation) shares of Common Stock already owned by the Participant; (c) by delivery of a properly executed exercise notice directing the Corporation to withhold shares of Common Stock issuable pursuant to exercise of the Option with a fair market value sufficient to pay the Exercise Price; (d) at the discretion of the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of the Option and to remit to the Corporation a sufficient portion of the sale proceeds to pay the Exercise Price for the shares of Common Stock being acquired; or (e) by such other consideration as the Committee may permit in its sole discretion. The Committee may exclude one or more methods for paying the Exercise Price of an Option in countries outside the United States.

7.7            Post-Termination Exercises. The Committee shall establish and set forth in the applicable Award Agreement whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of employment or service. The Committee may waive or modify any such provisions at any time.

SECTION 8

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1            Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Restricted Stock and Restricted Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous employment with or service to the Corporation or a Subsidiary or the achievement of any performance criteria), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the applicable Award Agreement.

8.2            Issuance of Shares. Subject to applicable laws, upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Restricted Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Restricted Stock Units, as determined by the Committee in its sole discretion, and subject to the provisions of Section 10, (a) the shares of Common Stock covered by an Award of Restricted Stock shall become freely transferable by the Participant, and (b) the Restricted Stock Units shall be paid in cash, shares of Common Stock or a combination thereof, as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

8.3            Dividends and Dividend Equivalents. Participants holding shares of Restricted Stock or Restricted Stock Units may, if the Committee so determines, be credited with dividends paid with respect to the shares of Restricted Stock, or dividend equivalents with respect to Restricted Stock Units, while they are so held in a manner determined by the Committee in its sole discretion; provided, however, any dividends paid with respect to shares of Restricted Stock and dividend equivalents with respect to Restricted Stock Units shall be subject to the vesting of the underlying Restricted Stock or Restricted Stock Units. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Restricted Stock Units.

8.4            Waiver of Restrictions. Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Restricted Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate in its sole discretion, including upon the occurrence of a Participant’s death, disability or retirement.

SECTION 9

OTHER AWARDS

In addition to the Awards described in Section 7 and Section 8, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan as it determines to be in the best interests of the Corporation and subject to such other terms and conditions as it deems appropriate in its sole discretion. The Committee may exclude the use of one or more other Awards in countries outside the United States.

SECTION 10

WITHHOLDING

To the extent required by applicable federal, state, local or foreign law, a Participant (or authorized transferee) shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise by reason of the grant, vesting, exercise or payment of an Award. The Corporation shall not be required to issue shares of Common Stock or to recognize the disposition of such shares until such obligations are satisfied. Subject to applicable law, the Corporation may: (a) deduct from any cash payment made to a Participant under the Plan an amount that satisfies all or any portion of any withholding tax obligations; (b) require the Participant through payroll withholding, cash payment, or otherwise to satisfy all or any portion of the withholding tax obligations; (c) withhold a portion of the shares of Common Stock that otherwise would be issued to the Participant upon grant, vesting or exercise of the Award by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates; (d) to the extent permitted by the Committee in its sole discretion, allow the Participant to tender shares of Common Stock previously acquired; (e)  at the discretion of the Committee, allow the Participant to authorize a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option, or vesting or settlement of an Award and to remit to the Corporation a sufficient portion of the sale proceeds to satisfy the withholding tax obligations, considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates; or (f) provide for the satisfaction of any withholding tax obligation through any combination of the foregoing methods. The Committee may exclude one or more methods for satisfying any tax withholding associated with the exercise, vesting or settlement of an Award in countries outside the United States.

SECTION 11

ASSIGNABILITY

Unless provided otherwise by the Committee, no Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates one or more beneficiaries on a Corporation-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant.

SECTION 12

ADJUSTMENTS

12.1          Adjustment of Shares. In the event of any changes in the Common Stock or capital structure of the Corporation by reason of any reorganization, reclassification, recapitalization, combination of shares, stock splits, reverse stock splits, spin-offs, the payment of a stock dividend or extraordinary cash dividend, or other distribution of the Common Stock for which no consideration is received by the Corporation or otherwise occurring after the Grant Date of any Award, then Awards granted under the Plan and any Award Agreements, the Exercise Price of Options, the maximum aggregate number of shares of Common Stock that may be issued under the Plan set forth in Section 4.1 and the maximum aggregate number of shares of Common Stock that may be issued as Incentive Stock Options set forth in Section 4.2, shall be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. Notwithstanding anything to the contrary herein, any adjustment to Awards granted pursuant to the Plan shall comply with the applicable requirements, provisions and restrictions of the Code and applicable law. No right to purchase fractional shares shall result from any adjustment in Awards pursuant to Section 12.1. In case of any such adjustment, the shares subject to the Award shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Corporation to each Participant which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

12.2          Limitations. The grant of Awards shall in no way affect the Corporation’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 13

AMENDMENT AND TERMINATION

13.1          Amendment, Suspension or Termination of Plan. Subject to applicable law, the Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, stockholder approval shall be required for any amendment to the Plan. No amendment may be effective, without the approval of the stockholders of the Corporation, if approval of such amendment is required in order that transactions in Corporation securities under the Plan be exempt from the operation of Section 16 of the Exchange Act or if such amendment, with respect to the issuance of Incentive Stock Options, either: (a) materially increases the number of shares of Common Stock which may be issued under the Plan, except as provided for in Section 12; (b) materially modifies the requirements as to eligibility for participation in the Plan (unless designed to comport with applicable law); or (c) extends the period during which Incentive Stock Options may be granted under the Plan. The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan.

13.2          Amendment of Awards. Subject to applicable law and the Plan, the Committee will have the exclusive authority and discretion to amend any Award or Award Agreement. If the amendment will have a material adverse effect on a Participant’s rights, or result in a material increase in the Participant’s obligations, the Committee must obtain the Participant’s written consent to the amendment.

13.3          Term of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

SECTION 14

GENERAL

14.1          No Individual Rights. No individual or Participant shall have any claim to be granted any Award under the Plan, and the Corporation has no obligation for uniformity of treatment of Participants under the Plan. Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ or service of, or to continue any other relationship with, the Corporation or any Subsidiary, or limit in any way the right of the Corporation or any Subsidiary to terminate a Participant’s employment, service or other relationship at any time, with or without cause.

14.2          Issuance of Shares. In the event that the Board or the Committee determines in its sole discretion that the listing, qualification or registration of the shares issued under the Plan on any securities exchange or quotation or trading system or under any applicable law (including state securities laws) or governmental regulation is necessary as a condition to the issuance of such shares under the Award, the Award may not be exercised in whole or in part unless such listing, qualification, consent or approval has been unconditionally obtained.

14.3          No Rights as Stockholder. Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made shall have ownership of such shares of Common Stock, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Stock (subject to the limitations set forth in Section 8.3). Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Options, Restricted Stock Units or any other Award (other than an Award of Restricted Stock) is made shall have no rights as a stockholder with respect to any shares of Common Stock or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to the Participant or the entry on the Participant’s behalf of an uncertificated book position on the records of the Corporation’s transfer agent and registrar for such Common Stock or other instrument of ownership, if any. Except as provided in Section 12, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

14.4          No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Corporation to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Corporation.

14.5          Successors. All obligations of the Corporation under the Plan with respect to Awards shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Corporation.

14.6          Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

14.7          Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

14.8          Choice of Law. The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware, without giving effect to principles of conflicts of law.

14.9          Electronic Delivery and Signatures. Any reference in the Plan, an Award or an Award Agreement to a written document includes without limitation any document delivered electronically or posted on the Corporation’s or a Subsidiary’s intranet or other shared electronic medium controlled by the Corporation or Subsidiary. The Committee and any Participant may use facsimile and PDF signatures in signing any Award or Award Agreement, in exercising any Option, or in any other written document in the Plan’s administration. The Committee and each Participant are bound by facsimile and PDF signatures, and acknowledge that the other party relies on facsimile and PDF signatures.

14.10        Headings and Captions. The headings and captions in the Plan are used only for convenience, and do not construe, define, expand, interpret, or limit any provision of the Plan.

14.11        Gender and Number. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

14.12        Construction. The terms “includes,” “including,” “includes without limitation,” and “including without limitation” are not to be construed to limit any provision or item that precedes or follows these terms (whether in the same section or another section) to the specific or similar provisions or items that follow these terms.

14.13        Clawback/Recoupment. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, all Awards (whether or not vested or settled) and any shares of Common Stock, cash, or other property or amounts paid, issued, deliverable, or realized under or in respect of any Award shall be subject to (a) the Corporation's clawback or compensation recovery policy as in effect from time to time, including any policy adopted to comply with the requirements of Section 10D of the Exchange Act, Rule 10D-1 thereunder, and the applicable listing standards of the Nasdaq Stock Market (or other principal national securities exchange on which the Common Stock is then listed); (b) any other clawback, recoupment, forfeiture, or similar policy adopted by the Board or the Committee, whether before or after the Grant Date; and (c) any clawback, recoupment, or forfeiture requirements imposed under applicable law. Each Participant, by accepting or being deemed to have accepted an Award under the Plan, agrees to be bound by and to comply with the terms of any such policy or requirement and to repay, return, or forfeit to the Corporation the amounts and property contemplated thereby, and the Corporation may, to the extent permitted or required by any such policy or applicable law, recover such amounts or property by any means it determines appropriate, including by reducing, cancelling, or offsetting against other compensation or Awards. The application of this Section 14.13 shall not constitute an event giving rise to a Participant’s right to resign for “good reason” or be treated as a constructive termination under any Award or other agreement with the Corporation, and shall not require the Participant's consent under Section 13.1 or Section 13.2.

12

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T01845-TBD ! ! ! For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ELITE EXPRESS HOLDING INC. ELITE EXPRESS HOLDING INC. 23046 AVENIDA DE LA CARLOTA, SUITE 600 LAGUNA HILLS, CA 92653 1a. Yidan Chen 1b. Huan Liu 1c. Huaqin He 1d. Jianing Lu 1e. Huanhuan Tian 1. Election of Directors Nominees: The Board of Directors recommend voting FOR Proposals 1, 2, and 3. ! ! ! For Against Abstain 2. To ratify the appointment of Audit Alliance LLP as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2026. 3. To approve the implementation of the Company's 2026 Stock Incentive Plan. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ETS2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. T01846-TBD ELITE EXPRESS HOLDING INC. ANNUAL MEETING OF STOCKHOLDERS September 2, 2026 7:30 ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELITE EXPRESS HOLDING INC. The undersigned stockholder(s) of Elite Express Holding Inc. (the "Company"), hereby appoint(s) Yidan Chen as proxy, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of the Company to be held virtually on September 2, 2026, at 7:30 ET via live audio webcast at www.virtualshareholdermeeting.com/ETS2026, and to vote all common stocks which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below (i) as specified by the undersigned below and (ii) in the discretion of the proxy upon such other business as may properly come before the meeting, all as set forth in the notice of annual meeting of stockholders in the proxy statement furnished herewith. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED "FOR" ALL OF THE PROPOSALS. Continued and to be signed on reverse side